UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                       (Date of Earliest Event Reported):
                                  June 30, 2008


                            IRIS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                       1-11181                   94-2579751
(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)


                                9172 Eton Avenue
                              Chatsworth, CA 91311
                (Address of Principal Executive Offices/Zip Code)


                                 (818) 709-1244
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         We are a party to (i) that certain Business Loan Agreement, dated March 24, 2006, with California Bank & Trust (the "Bank"), as amended to date, and related agreements with respect to a $6.5 million loan facility (the "$6.5 Million Facility"), and (ii) that certain Business Loan Agreement, dated March 24, 2006, with the Bank, as amended to date, and related agreements with respect to a $10.0 million loan facility (the "$10.0 Million Facility" and, together with the $6.5 Million Facility, the "Loan Facilities"). We do not have any indebtedness outstanding under either of the Loan Facilities.

         On June 30, 2008, we and the Bank entered into (i) a Change in Terms Agreement, dated as of May 1, 2008, with respect to the $6.5 million Loan Facility, and (ii) a Change in Terms Agreement, dated as of May 1, 2008, with respect to the $10.0 million Loan Facility (collectively, the "Change in Terms Agreements"), which agreements extend the maturity date of the $6.5 Million
Facility and the $10.0 Million Facility to June 30, 2010 and June 20, 2015, respectively, remove the Corporation's Advanced Digital Imaging Research, LLC subsidiary as a guarantor of the indebtedness evidenced thereby, modify certain affirmative and negative covenants and make such other changes as set forth in the Change in Terms Agreements, copies of which are attached hereto as Exhibits
10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

         (d)      Exhibits.

The following exhibits are filed herewith:

Exhibit
 Number  Description
-------  -----------------------------------------------------------------------
10.1 Change in Terms Agreement, dated May 1, 2008, by and between IRIS International, Inc. and California Bank & Trust.

10.2 Change in Terms Agreement, dated May 1, 2008, by and between IRIS International, Inc. and California Bank & Trust.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IRIS INTERNATIONAL, INC.

Date:    June 30, 2008              By: /s/ Peter Donato
                                        ----------------------------------------
                                        Peter Donato
                                        Chief Financial Officer


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



                                  EXHIBIT INDEX
Exhibit
 Number  Description
-------  -----------------------------------------------------------------------
10.1 Change in Terms Agreement, dated May 1, 2008, by and between IRIS International, Inc. and California Bank & Trust.

10.2 Change in Terms Agreement, dated May 1, 2008, by and between IRIS International, Inc. and California Bank & Trust.


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